Exhibit 10.5

AMENDMENT TO JUNIOR SECURED PROMISSORY NOTE

This Amendment, dated as of December 8, 2020 (this “Amendment”), made and entered into by and between BANNER ENERGY SERVICES CORP, a Nevada corporation with its principal office located at _________________________________ (hereinafter referred to as the “Borrower” or the “Company”) and Atikin Investments LLC (the “Holder”), with reference to the following:

WHEREAS, on or prior to December 15, 2020 the Borrower promised to pay to the order of the Holder the principal sum of up to $200,000, together with interest at the rate of ten percent (10%) per year on the dates set forth in the Junior Secured Revolving Promissory Note, issued on August 1, 2020 (the “Note”);

WHEREAS, the Borrower and the Holder have determined that it is necessary, desirable, and in the best interest of the Borrower and the Holder to amend the Note as set forth in this Amendment; and

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Borrower and the Holder hereby agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings assigned to them in the Note.

2. Effective Date. This Amendment is effective as of December 8, 2020 (the “Effective Date”), and all references to the Note from and after such time will be deemed to be references to the Note as amended hereby.

3. Amendments to the Note: In consideration of good and valuable consideration, as of Effective Date, the Maturity Date shall be extended to the earlier of January 15, 2021 or the Company’s successful completion of a capital placement with the use of proceeds allocated to pay off the Note balance, whichever occurs first.

4. The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

5. Except as set forth in this Amendment, the Note is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this Amendment and the Note or any earlier amendment, the terms of this Amendment will prevail.

6. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Texas without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Amendment and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Amendment. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE BORROWER HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AMENDMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

7. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

8. If any term, provision, covenant or restriction of this Amendment or applicable to this Amendment is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Signature Page to Follow]

1

IN WITNESS WHEREOF, the Holder and the Borrower have caused this Amendment to the Note to be duly executed as of the date first above written.

banner ENERGY SERVICES CORP

By:	/s/ Richard Horgan
Name:	Richard Horgan
Title:	CEO

ATIKIN INVESTMENTS LLC

By:	/s/ Jay Puchir
Name:	Jay Puchir
Title:	Member, Manager

2